UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 13, 2019

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 1-15555

Delaware	87-0267438
(State of incorporation)	(I.R.S. Employer Identification No.)

8000 E. Maplewood Avenue, Suite 130, Greenwood Village CO 80111
(Address of Principal Executive Office)

(720)  420-4460
(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company.  See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐	Smaller reporting company ☒

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TGC	NYSE American

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date: 10,658,775 common shares at December 13, 2019.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 9.01	Financial Statements and Exhibits.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Tengasco, Inc. (the “Company”) was held on December 13, 2019 for the purpose of considering and voting on: (1) the election of Matthew K. Behrent, Peter E. Salas, and Richard M. Thon to the Board of Directors to hold office until their successors shall have been elected and qualify; (2) the ratification of the appointment by the Board of Directors of Moss Adams LLP to serve as the independent certified public accountants for the current fiscal year; (3) the nonbinding advisory vote on compensation of executive officers; (4) the frequency of shareholder voting on compensation of executive officers; and (5) any other business that may properly come before the meeting.   No business other than proposals 1, 2, 3, 4, and 5 was presented for vote of the shareholders.

At the close of business on October 16, 2019, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 10,658,775 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 9,787,758 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

All of the nominated directors were elected and all the other proposals were approved or determined as follows:

1.	Election of Directors	FOR:	WITHHELD:	BROKER NON- VOTE:

Matthew K. Behrent	5,807,550	181,688	3,798,520

Peter E. Salas	5,615,600	373,638	3,798,520

Richard M. Thon	5,810,804	178,434	3,798,520

		FOR:	AGAINST:	ABSTAIN:

2.	Proposal to approve and ratify selection of Moss Adams LLP as independent certified public accounting firm	8,667,143	1,085,016	35,599

		FOR:	AGAINST:	ABSTAIN:

3.	Proposal to approve, by non-binding advisory vote, the compensation paid by the Company to its executive officers	5,801,925	156,794	30,519 BROKER NON- VOTE: 3,798,520

		Every year:	Every Two Years:	Every Three Years:	ABSTAIN:

4.	Proposal to approve, by non-binding advisory vote, the frequency of future votes by the Company’s stockholders to approve the compensation paid by the Company to its executive officers	337,561	5,483,400	123,373	44,904 BROKER NON- VOTE: 3,798,520

		FOR:	AGAINST	ABSTAIN:

5.	Proposal to authorize Proxies to vote upon any other business properly coming before the meeting	5,515,996	317,969	155273 BROKER NON- VOTE: 3,798,520

A copy of the presentation made at the Annual Meeting is attached as an exhibit to this Report.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibits
99.1	Presentation Made at Annual Shareholder’s Meeting on December 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: December 18, 2019

Tengasco, Inc.

	By:	s/ Michael J. Rugen
Michael J. Rugen,
Chief Executive Officer

Exhibit 99.1

99.1	Presentation Made at Annual Shareholder’s Meeting